                                                                    Exhibit 99.1

For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                 Marcia Horowitz
                                                                  (212)-843-8014
Lone Star Steakhouse & Saloon, Inc.                                Nasdaq:  STAR

Wichita, Kansas                                                   August 2, 2006

           LONE STAR STEAKHOUSE & SALOON, INC. COMPARABLE STORE SALES
                           FOR THIRD QUARTER TO DATE

On August 2, 2006,  during its 2006 second quarter earnings  results  conference
call,  Lone  Star  Steakhouse  &  Saloon,  Inc.  (the  "Company")   announced  a
mid-quarter  update  to  its  Company  operated  comparable  sales  results  for restaurants  open at least 18 months for the 30 weeks, 6 weeks and 2 weeks ended
July 25, 2006 as follows:

                                                             30-weeks              6-weeks               2-weeks
                                                              ended                 ended                 ended
                                                           July 25, 2006         July 25, 2006         July 25, 2006
                                                         -----------------------------------------------------------
Lone Star Steakhouse & Saloon restaurants                      (2.2)%                (5.5)%                (13.8)%
Texas Land & Cattle Steak House restaurants                     2.6%                 0.9%                  0.3%
Sullivan's Steakhouse restaurants                               5.1%                 4.4%                  3.8%
Del Frisco's Double Eagle Steak House restaurants              10.2%                11.8%                 17.0%

All    interested    parties    can   visit    the    Company's    website    at
WWW.LONESTARSTEAKHOUSE.COM  to listen to a recording of the 2006 second  quarter earnings results conference call in its entirety.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein  are  reasonable,  any  of  the  assumptions  could  be  inaccurate,  and therefore,  there  can  be no  assurance  that  the  forward-looking  statements contained in the press release will prove to be accurate.